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                                                                   EXHIBIT 23.1b

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Steel Dynamics, Inc. and subsidiary on Form S-8 of our reports dated February 1, 1999, appearing in the Annual Report on Form 10-K of Steel Dynamics, Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
Indianapolis, Indiana
February 14, 2001